                         NONQUALIFIED STOCK OPTION AGREEMENT

                                                       Agreement #
                                                                   ------


THE SECURITIES ISSUABLE PURSUANT TO THE TERMS OF THIS STOCK OPTION AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933; THEY HAVE BEEN ACQUIRED BY THE HOLDER FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT AS MAY BE AUTHORIZED UNDER THE SECURITIES ACT OF 1933, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.




    THIS NONQUALIFIED STOCK OPTION AGREEMENT, made as of this         day of,
199__ between APPLIED DATA COMMUNICATIONS, INC., a Delaware corporation
(hereinafter referred to as the "Company"), and             (hereinafter
referred to as the "Optionee"),


                            W I T N E S S E T H  T H A T:

    The Company desires, by affording the Optionee an opportunity to purchase shares of Common Stock in the Company ("Common Stock"), as hereinafter provided, to insure the retention of services of Optionee and to provide Optionee with incentives to devote his utmost effort and skill to the advancement and betterment of the Company.

                                  A G R E E M E N T

    NOW, THEREFORE, IN CONSIDERATION of the mutual covenants hereinafter set forth, the parties hereby agree as follows:

    1. Grant of Option. The Company hereby grants to the Optionee the right and option ("Option") to purchase all or any part of an aggregate of
(such number being subject to adjustment as provided in Paragraph 7 hereof)
shares of the              Stock (sometimes herein referred to as the "Shares")
on the terms and conditions herein set forth. The Option granted herein is a "nonqualified option" within the meaning of the Internal Revenue Code of the United States.

    2.   Term of Option.  The term of the Option shall commence on
     (the "Grant Date") and all rights to purchase Shares hereunder shall remain in effect indefinitely, subject to earlier termination as provided herein. Subject to the option (without obligation) of the Company to repurchase shares under Section 9 below, all options granted hereunder may be exercised as
follows:            percent (___%) of the options granted hereby shall be
immediately vested as of the Grant Date.  An additional          percent (___%)
of the options granted hereby shall vest annually on the anniversary of the Grant Date. Without in any way detracting from the obligation of the Company to issue shares upon exercise hereof, the holder of the Option shall not have any of the rights of a shareholder with respect to any shares of Common Stock not actually issued and delivered to him.

    3. Purchase Price. The purchase price of the shares of Common Stock covered by the Option shall be $_____ per share. The purchase price shall be paid in full at the time of exercise (i)in cash, or by certified check or by bank draft; (ii)subject to any legal restrictions and obligations regarding the purchase of shares for promissory notes or evidences of indebtedness, by delivery of Optionee's promissory note in the form attached as Exhibit A or Exhibit B and (at the election of the Company) secured by a Pledge Agreement of the shares purchased or other security in the form of Exhibit C; (iii)subject to any legal restrictions on the acquisition or purchase of its shares by the Company, by the delivery of shares of Common Stock of the Company which shall be deemed to have a value to the Company equal to the aggregate fair market value of such shares determined in accordance with Section 5 of the Plan; or (iv)any combination of (i), (ii) or (iii) above. To the full extent permitted by the laws of Delaware and the Bylaws of the Company, the Company agrees to accept promissory notes pursuant to Section 3(ii) above and not hereafter to amend any charter documents or make commitments which will prohibit this obligation of the Company.

    4. Nontransferability. Without the prior written consent of the Company, the Option shall not be transferable otherwise than by will or the laws of descent and distribution, and the Option may be exercised, during the lifetime of the Optionee, only by him. More particularly (but without limiting the generality of the foregoing), the Option may not be assigned, transferred, pledged or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

    5. Termination of Employment/Acceleration of Option. If the Optionee shall cease to be employed by the Company or its Affiliates or of an entity issuing or assuming an Option hereunder for any reason and shall not have fully exercised this Option, then any shares subject to the Option which have not vested as of the date of cessation of the Optionee's employment shall become immediately vested and exercisable as of such date of cessation of the Optionee's employment, and may be exercised at any time within three (3) months after the date of such cessation but in any event no later than the date of expiration of the option period, by the Optionee, or in the event of the Optionee's death, by the executors or administrators of the Optionee's estate or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance. At the end of such three-month period, the Option, to the extent it remains unexercised, shall terminate immediately and become void and of no effect.

    6. Other Expirations. In addition to any other event causing an expiration or termination of this Option, this Option shall expire and all rights to purchase shares shall cease (to the extent not theretofore terminated or expired as herein provided) upon the effective date of the dissolution or liquidation of the Company or upon a merger, consolidation, separation or reorganization of the Company with one or more entities, corporate or otherwise, as a result of which the Company is not the surviving entity, or of a sale of substantially all of the property or shares of the Company to another entity, corporate or otherwise; provided, however, that subject to the ability of the Optionee to exercise this Option at any time in accordance with all other provisions hereof, the Company may, in its discretion, and immediately prior to any such transaction, cause a new option to be substituted for this

Option or cause this Option to be assumed by a successor entity or a parent or subsidiary of such entity; and such new option shall apply to all shares issued in addition to or substitution, replacement or modification of the shares of Common Stock theretofore covered by this Option; provided that

    (1) the excess of the aggregate fair market value of the securities, if any (or the products or proceeds thereof), subject to the option immediately after the substitution or assumption over the aggregate option price of such securities shall not be less than the excess of the aggregate fair market value of all securities subject to the option immediately before such substitution or assumption over the aggregate option price of such securities, and

    (2) the new option or the assumption of the existing option shall not extend the vesting period or give the Optionee less in benefits than he had under the old option or prior to such assumption, and

    (3) an appropriate adjustment of the original option price shall be made among original shares subject to the option and any additional shares or other securities issued in substitution, replacement or modification thereof.

If no provision is made for the assumption of this Option, or the substitution for this Option of new options as hereinabove provided, then the Company shall cause written notice to be given to the Optionee of the proposed transaction not less than thirty (30) days prior to the anticipated effective date thereof, and provided that this Option is exercisable under the terms of Sections 2 and 5 above, the Optionee shall have the right to exercise this Option at any time prior to the effective date of the proposed transaction.

    7. Adjustments. In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation or reorganization in which the Company is the surviving corporation or of a recapitalization, stock split, combination of shares, reclassification, reincorporation, stock dividend (in excess of 2%), or other change in the capital structure of the Company, then the number and class of shares subject to this Option and the Repurchase Option in Section 9, below, and the purchase price per share (but not the total purchase price), shall all be proportionately adjusted so that, upon exercise of this Option, the Optionee shall receive the number and class of shares he would have received had he been the holder of the number of shares of Common Stock in the Company, for which this Option is being exercised, on the date of such change or increase or decrease in the number or class of issued shares of Common Stock in the Company. Adjustments under this paragraph shall be made by the Board of Directors of the Company, or a committee thereof so empowered by the Board of Directors, whose determination with respect thereto shall be final and conclusive. No fractional share shall be issued under this Option or upon any such adjustment.

    8. Method of Exercising Option. Subject to the terms and conditions of this Nonqualified Stock Option Agreement, this Option may be exercised by written notice to the Company, at its principal office in the State of California, which presently is located at 16 Technology Drive, Suite 118, Irvine, California 92718. Such notice shall state the election to exercise the Option and the number of shares in respect of which it is being exercised and shall be signed by the person or persons so exercising the Option. Such notice shall be accompanied by payment in cash, certified check, bank draft, promissory note or notes in the form of Exhibit A or Exhibit B, or certificates for shares of the Common Stock of the Company equal to, in the aggregate, the full purchase price of such shares, and the Company shall deliver a certificate or certificates representing the shares subject to such exercise as soon as practicable after the notice shall be received. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option and shall be delivered as provided above to or upon the written order of the person or persons exercising the Option. In the event the Option shall be exercised by any person or persons other than the Optionee in accordance with the terms hereof, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable.

    9.   Representations and Warranties of Optionee.

         (a) Optionee represents and warrants that this Option is being acquired by Optionee for Optionee's personal account, for investment purposes only, and not with a view to the distribution, resale or other disposition thereof.

         (b) Optionee acknowledges that the Company may issue Shares upon the exercise of the Option without registering such Shares under the Securities Act of l933, as amended (the "Act"), on the basis of certain exemptions from such registration requirement. Accordingly, Optionee agrees that Optionee's exercise of the Option may be expressly conditioned upon Optionee's delivery to the Company of an investment certificate including such representations and undertakings as the Company may reasonably require in order to assure the availability of such exemptions, including a representation that Optionee is acquiring the Shares for investment and not with a present intention of selling or otherwise disposing thereof and an agreement by Optionee that the certificates evidencing the Shares may bear a legend indicating such non-registration under the Act and the resulting restrictions on transfer. Optionee acknowledges that, because Shares received upon exercise of an Option may be unregistered, Optionee may be required to hold the Shares indefinitely unless they are subsequently registered for resale under the Act or an exemption from such registration is available.

         (c) Optionee acknowledges receipt of a copy of the Plan and understands that all rights and obligations connected with this Option are set forth in this Agreement and in the Plan.

    10. Restrictive Legends. Optionee hereby acknowledges that federal securities laws and the securities laws of the state in which Optionee resides may require the placement of certain restrictive legends upon the Shares issued upon exercise of this Option, and Optionee hereby consents to the placing of any such legends upon certificates evidencing the Shares as the Company, or its counsel, may deem necessary or advisable, including a legend in substantially the form as follows:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933; THEY HAVE BEEN ACQUIRED BY THE HOLDER FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT AS MAY BE AUTHORIZED UNDER THE SECURITIES ACT OF 1933, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

    11. Restricted Property Elections. Optionee understands that Section 83 of the Internal Revenue Code may be applicable to the Shares purchased upon exercise of this Option and that certain elections may be made by Optionee in connection therewith. Optionee acknowledges that the Company has no responsibility or liability with respect to such elections.

    12. General. The Company shall at all times during the term of the Option reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Nonqualified Stock Option Agreement, shall pay all original issue and transfer taxes with respect to the issue and transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations, which, in the opinion of counsel for the Company, shall be applicable thereto.

    13. No Agreement to Retain as Employee. Nothing in this Agreement shall be construed to constitute or be evidence of any agreement or understanding, express or implied, on the part of the Company or its parent or any subsidiary, to retain the Optionee as an employee of the Company, its parent or any subsidiary.

    14. General Provisions. Notwithstanding any other provisions of this Agreement, the Company shall not be required to issue or deliver any certificate or certificates for shares of stock upon the exercise of this Option prior to fulfillment of all of the following conditions:

    (a) The listing or approval for listing upon notice of issuance, of such shares on any securities exchange as may at the time be the market for the Company's Common Stock;

    (b) Any registration or other qualification of such shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Board of Directors of the Company shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and

    (c) The obtaining of any other consent, approval or permit from any state or federal governmental agency which the Board of Directors of the Company shall, in its absolute discretion upon the advice of counsel, determine to be necessary or advisable.

    IN WITNESS WHEREOF, the Company has caused this Nonqualified Stock Option Agreement to be duly executed by its officers thereunto duly authorized, and the Optionee has hereunto set his hand, all as of the day and year first above written.


    "THE COMPANY"            APPLIED DATA COMMUNICATIONS, INC.



                             By:
                                  ------------------------------

                             Its:
                                  ------------------------------




    "OPTIONEE"
                                  ------------------------------
                                  [Name of Optionee]

                                      EXHIBIT A


                                                       Agreement #
                                                                   -----







                                 TERM PROMISSORY NOTE

                              Without interest prior to
                           maturity and 10% after maturity.





                                                                     , 19
                                                                -----     ---

                                                              Irvine, California



                                                                   $
                                                                     ----------


    For value received, the undersigned promises to pay to APPLIED DATA
COMMUNICATIONS, INC. (the "Company") the sum of        Dollars ($    ) in full
by or before       , 19__ , the 5th anniversary date of the date of the
Nonqualified Stock Option Agreement exercised in whole or in part by the delivery of this Promissory Note to the Company.

    The undersigned shall have the right to prepay said principal amount at any time in whole or in part without penalty and prior to maturity without interest.

    This Note shall mature and the entire outstanding principal, together with interest which then shall commence to accrue at 10% per annum, simple, shall be due and payable if any one or more of the following events shall have occurred:

    (a) The making by the undersigned of any assignment for the benefit of creditors or the filing by or against the undersigned of any petition in bankruptcy if such proceedings not be discharged within ninety (90) days of any such making or filing.

    (b)  The occurrence of any Termination Date as defined in Section 9 of the
Nonqualified Stock Option Agreement dated as of       , 19___ between the
undersigned and the Company.

    If any installment of principal and/or interest is not paid when due, the holder hereof may, at its option, declare the entire principal balance of this
Note immediately due and payable.

    If legal action is instituted for the collection of this Note, the undersigned promises to pay such sum as the Court may adjudge reasonable as attorneys' fees.

    This Note is given pursuant to that certain Nonqualified Stock Option
Agreement numbered         and dated as of        , 199__ , between the Company
and the undersigned and is subject to all of the terms, rights and remedies set forth therein.

    This Note may be secured by a Pledge Agreement dated the date hereof between the Company and the undersigned.



                                  -------------------------

                                      EXHIBIT B


                                                       Agreement #
                                                                   -----






                                DEMAND PROMISSORY NOTE

                              Without interest prior to
                           maturity and 10% after maturity.




                                                                       , 19
                                                                  -----     ---

                                                              Irvine, California





                                                                   $
                                                                     ----------


    For value received, the undersigned promises to pay to APPLIED DATA
COMMUNICATIONS, INC. (the "Company") the sum of        Dollars ($    ) in full
on demand made by Applied Data Communications, Inc. at any time following
    , 19__ , the date of the Nonqualified Stock Option Agreement exercised in whole or in part by the delivery of this Promissory Note to the Company.

    The undersigned shall have the right to prepay said principal amount at any time in whole or in part without penalty and prior to maturity without interest.

    This Note shall mature and the entire outstanding principal, together with interest which then shall commence to accrue at 10% per annum, simple, shall be due and payable if any one or more of the following events shall have occurred:

    (a) The making by the undersigned of any assignment for the benefit of creditors or the filing by or against the undersigned of any petition in bankruptcy if such proceedings not be discharged within ninety (90) days of any such making or filing.

    (b)  The occurrence of any Termination Date as defined in Section 9 of the
Nonqualified Stock Option Agreement dated as of       , 199__ between the
undersigned and the Company.

    If any installment of principal and/or interest is not paid when due, the holder hereof may, at its option, declare the entire principal balance of this
Note immediately due and payable.

    If legal action is instituted for the collection of this Note, the undersigned promises to pay such sum as the Court may adjudge reasonable as attorneys' fees.

    This Note is given pursuant to that certain Nonqualified Stock Option
Agreement numbered  and dated as of         , 199__ between the Company and the
undersigned and is subject to all of the terms, rights and remedies set forth therein.

    This Note may be secured by a Pledge Agreement dated the date hereof between the Company and the undersigned.



                                  -------------------------

                                      EXHIBIT C


                                                       Agreement #
                                                                  -----




                                   PLEDGE AGREEMENT
                                        UNDER
                         NONQUALIFIED STOCK OPTION AGREEMENT




    THIS PLEDGE AGREEMENT ("Agreement") is executed as of this        day of
         , 19__ , between APPLIED DATA COMMUNICATIONS, INC., a Delaware corporation (the "Company"), and ("Purchaser").


                                W I T N E S S E T H :

    For the considerations and undertakings set forth herein, the parties do hereby agree as follows:

    1.   To secure payment to the Company of a promissory note ("Note") in the
face amount of ___________________ Dollars ($    ), and extensions or renewals
thereof, which was executed concurrently with the execution of this Pledge Agreement pursuant to a Nonqualified Stock Option Agreement ("Stock Option Agreement"), Purchaser hereby assigns and grants to the Company a security
interest in         (   ) shares ("Shares") of the $.01 par value Common Stock
of the Company acquired under the Stock Option Agreement, together with securities (if any) other than such Shares, all described as follows:


Issuer                  Certificate No.   No. of Shares   Registered Owner
------                 ---------------   -------------   ----------------





Purchaser does hereby deposit with the Company, as pledge holder, such certificates, together with duly executed stock transfer powers.

    2. Subject to any obligations of Purchaser under the Stock Option Agreement, the Company agrees that within a reasonable time after all or any portion of the Note is paid by Purchaser, the Company shall release and deliver to Purchaser the number of Shares held hereunder for which such payment was received. The Company, in its discretion, may release portions of the Shares upon periodic principal payments or deposit of other or additional security under the Note. All Shares released and delivered to Purchaser shall be free and clear of the restrictions of this Pledge Agreement.

    3. Unless and until Purchaser defaults in his performance under the terms of the Note, the terms of this Pledge Agreement and/or the terms of the Stock Option Agreement, the Shares held by the Company at any time under this Pledge Agreement shall remain registered in the name of Purchaser on the records of the Company, and Purchaser may vote the Shares on all corporate questions (if the same shall be entitled to voting rights) and shall be entitled to receive all dividends and other amounts accruing as a result of his ownership of the Shares.

    4. In the event the Purchaser defaults in the performance of any of the terms of the Note, this Pledge Agreement or the Stock Option Agreement, the Company may exercise any and all rights which it may have under the California Uniform Commercial Code or any other applicable statute, case, ruling, regulation or law; subject, however, to all permits, orders, consents, rules and regulations of the California Commissioner of Corporations and the Securities and Exchange Commission and the Federal Reserve Board relating hereto, to which Purchaser agrees to be bound.

    5. If during the term of this Pledge Agreement the Company should become a party to any merger, consolidation or other reorganization, this Pledge Agreement shall be adjusted so as to apply to the securities to which a holder of the Shares subject to this Pledge Agreement would have been entitled upon such merger, consolidation or reorganization; and, if during the term of this Pledge Agreement the Company shall be dissolved or its existence otherwise terminated, then that portion of the assets and consideration to which a holder of the Shares subject to this Pledge Agreement would have been entitled in such transaction shall be the subject matter of this Pledge Agreement for the remainder of its term. This Section 5 shall in no way limit the right of the Company to repurchase shares under the Stock Option Agreement.

    6. This Pledge Agreement shall inure to the benefit of and be binding upon the heirs, executors and administrators of the parties hereto.

    7. The rights, powers and remedies given to the Company by this Agreement shall be in addition to all rights, powers and remedies given to the Company under the Stock Option Agreement or any statute or rule of law. Any forbearance or failure or delay by the Company in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, or any single or partial exercise of any right, power or remedy shall not preclude the further exercise thereof.

    8. The Board of Directors or the Stock Committee may demand and receive payment or additional security if for any reason the collateral hereunder is insufficient to meet minimum requirements established under federal or state securities or banking regulations or as may be necessary to bring the Note and the security into compliance with any such law or regulations. Any failure of Purchaser to meet any such demand shall be deemed a default under this Pledge Agreement and under the Note secured hereby.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.


                             APPLIED DATA COMMUNICATIONS, INC.


                             By:
                                  ------------------------------

                             Its:
                                  ------------------------------



                             PURCHASER



                             ------------------------------